UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2020

Nebula Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38339 (Commission File Number)	82-3008583 (I.R.S. Employer Identification No.)
Four Embarcadero Center, Suite 2100 San Francisco, CA (Address of principal executive offices)	94111 (Zip Code)
(513) 618-7161 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEBU	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NEBU.W	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one third of one Warrant	NEBU.U	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders to Approve Business Combination

On June 9, 2020 (the “Meeting Date”), Nebula Acquisition Corporation, a Delaware corporation (“Nebula”), held a special meeting of its stockholders (the “Stockholder Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of January 5, 2020, as amended (the “Business Combination Agreement”), by and among Nebula, Open Lending, LLC, a Texas limited liability company (“Open Lending”), BRP Hold 11, Inc., a Delaware corporation (“Blocker”), the Blocker’s sole stockholder (the “Blocker Holder”), Nebula Parent Corp., a Delaware corporation (“ParentCo”) (whose name is expected to change to Open Lending Corporation upon the closing of the Business Combination), NBLA Merger Sub LLC, a Texas limited liability company, NBLA Merger Sub Corp., a Delaware corporation, and Shareholder Representative Services LLC, a Colorado limited liability company, as the Securityholder Representative. The Business Combination is described in the proxy statement/prospectus filed by Nebula with the Securities and Exchange Commission (“SEC”) on May 22, 2020 and incorporated herein by reference (the “Proxy Statement”). At the Stockholder Meeting Nebula’s stockholders voted on the proposals set forth below.

Present at the Stockholder Meeting were holders of 29,086,234 shares of Nebula’s common stock (the “Common Stock”) in person or by proxy, representing 84.61% of the voting power of the Common Stock as of May 13, 2020, the record date for the Stockholder Meeting (the “Stockholder Meeting Record Date”), and constituting a quorum for the transaction of business. As of the Stockholder Meeting Record Date, there were 34,375,000 shares of Common Stock issued and outstanding.

At the Stockholder Meeting, Nebula’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposals, the Nasdaq Proposal, and the 2020 Plan Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal and the Charter Amendment Proposals required the affirmative vote of the holders of at least a majority of all then outstanding shares of the Common Stock represented in person or by proxy and entitled to vote thereon at the Stockholder Meeting. The approval of the Nasdaq Proposal and the 2020 Plan Proposal required the affirmative vote of the holders of a majority of the shares of the Common Stock represented in person or by proxy and voted thereon at the Stockholder Meeting. The Stockholder Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to Nebula’s stockholders as the Business Combination Proposal, the Charter Amendment Proposals, the Nasdaq Proposal, and the 2020 Plan Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposals, the Nasdaq Proposal, and the 2020 Plan Proposal;

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
26,637,670	2,080,547	368,017

Charter Amendment Proposals

The Charter Amendment Proposals were approved. The voting results of the shares of the Common Stock for each of the sub-proposals were as follows:

(a)	To increase the number of authorized shares of common stock of ParentCo, par value $0.0001 per share, from 111,000,000 to 550,000,000 and the number of authorized shares of ParentCo’s preferred stock, par value $0.0001 per share, from 1,000,000 to 10,000,000:
For	Against	Abstentions
26,637,663	2,080,554	368,017

(b)	To change the vote required to remove a director of ParentCo from a majority of the voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class to not less than two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of directors, voting together as a single class:
For	Against	Abstentions
24,637,529	4,080,688	368,017

(c)	To change the vote required to amend ParentCo’s bylaws from a majority of the members of the Nebula board or by the stockholders, or by the affirmative vote of at least a majority of the voting power of all then outstanding shares of capital stock of Nebula entitled to vote generally in the election of directors, to not less than two-thirds (2/3) of the outstanding shares of capital stock generally entitled to vote, voting together as a single class:
For	Against	Abstentions
24,637,529	4,080,688	368,017

Nasdaq Proposal

The Nasdaq Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
26,637,763	2,080,454	368,017

2020 Plan Proposal

The 2020 Plan Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
25,501,727	3,216,490	368,017

Special Meeting of Warrantholders

On the Meeting Date, Nebula held a special meeting of its warrantholders (the “Warrantholder Meeting”), in connection with the Business Combination and as described in the Proxy Statement.

Present at the Warrantholder Meeting were holders of 7,905,837 warrants issued in Nebula’s initial public offering (the “Public Warrants”) in person or by proxy, representing 86.25% of the voting power of the Public Warrants as of May 13, 2020 (the “Warrantholder Meeting Record Date”), and constituting a quorum for the transaction of business. As of the Warrantholder Meeting Record Date, there were 9,166,659 Public Warrants outstanding.

At the Warrantholder Meeting, Nebula’s warrantholders failed to approve the Warrant Amendment Proposal to approve and adopt an amendment to the terms of the warrant agreement governing Nebula’s outstanding warrants (as specified in the Proxy Statement).

The Warrantholder Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to Nebula’s warrantholders.

Set forth below are the final voting results for the Warrant Amendment Proposal;

Warrant Amendment Proposal

The Warrant Amendment Proposal was not approved. The voting results of the Public Warrants were as follows:

For	Against	Abstentions
2,296,694	5,609,143	0

As a result of the failure of the Warrant Amendment Proposal to achieve approval: (i) upon the closing of the Business Combination, the Warrant Agreement, dated as of January 9, 2018, between American Stock Transfer & Trust Company, LLC and Nebula (the “Warrant Agreement”) will be assigned to, and assumed by, ParentCo; (ii) pursuant to the terms of the Warrant Agreement, following the closing the warrants will become exercisable for shares of ParentCo common stock, par value $0.01 per share, on the same terms and conditions as specified in the Warrant Agreement; and (iii) the warrants will not trade on either the Nasdaq Capital Market or the Nasdaq Global Market following the consummation of the Business Combination. On June 8, 2020, as previously disclosed, Nebula and Open Lending issued a press release announcing that Nebula and Open Lending have waived the condition to closing the Business Combination that required the holders of at least a majority of Nebula’s public warrants to approve an amendment to Nebula’s warrants such that all of Nebula’s warrants would be redeemed upon the closing of the Business Combination.

Special Meeting of Stockholders to Approve Extension

On the Meeting Date, Nebula held a special meeting of stockholders (the “Extension Meeting”). At the Extension Meeting, the stockholders approved an amendment (the “Charter Amendment”) to Nebula’s amended and restated certificate of incorporation to extend the date by which Nebula has to extend a business combination from June 12, 2020 to June 30, 2020 (the “Extension”). The affirmative vote of holders of at least sixty-five (65%) of the outstanding shares of Common Stock as of May 8, 2020, the record date for the Extension Meeting, was required to approve the Charter Amendment. The purpose of the Charter Amendment is to allow Nebula more time to complete the Business Combination.

Set forth below are the final voting results for the Charter Amendment;

Charter Amendment

The Charter Amendment was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
28,893,082	14,200	368,597

10,997,246 shares of Common Stock were redeemed in connection with the Stockholder Meeting and the Extension Meeting.

Item 7.01. Regulation FD Disclosure.

Nebula expects the Business Combination and related transactions (the “Proposed Transactions”) to close on or about June 10, 2020. ParentCo’s common stock is expected to commence trading on the Nasdaq Global Market under the new ticker symbol “LPRO” on the day following the closing of the Business Combination.

Important Information and Where to Find It

In connection with the Proposed Transactions, Nebula filed the Proxy Statement with the SEC on May 22, 2020. A full description of the terms of the Proposed Transactions are provided in the Proxy Statement, which also constitutes a prospectus of ParentCo. Investors and security holders and other interested parties are urged to read the Proxy Statement and any other documents filed with the SEC, carefully and in their entirety because they contain important information about Nebula, Open Lending and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by Nebula through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2100, San Francisco, CA 94111.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Nebula and Open Lending’s ability to consummate the Proposed Transactions; the expected timing of completion of the Proposed Transactions and the timing of the expected commencement of the trading of the combined company’s common stock on the Nasdaq Global Market. These statements are based on various assumptions and on the current expectations of Open Lending and Nebula’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Open Lending and Nebula. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the potential effects of domestic civil unrest and the potential closure of government offices, the inability of the parties to successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, and those factors discussed in the Proxy Statement under the heading “Risk Factors,” and other documents of Nebula filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Nebula or Open Lending presently do not know or that Open Lending and Nebula currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Open Lending’s and Nebula’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Open Lending and Nebula anticipate that subsequent events and developments will cause their assessments to change. However, while Open Lending and Nebula may elect to update these forward-looking statements at some point in the future, Open Lending and Nebula specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Open Lending or Nebula’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 8.01. Other Events.

See Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEBULA ACQUISITION CORPORATION
By: /s/ Adam H. Clammer
Name: Adam H. Clammer Title: Co-Chief Executive Officer

Date: June 9, 2020